                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Data Race, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                             /s/ KPMG LLP
                                             KPMG LLP


San Antonio, Texas
July 7, 2000